UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreement

On November 30, 2009, Assured Guaranty Ltd. (“Assured Guaranty”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC (“UBS”) pursuant to which Assured Guaranty agreed to sell and UBS, as the sole underwriter, agreed to purchase, subject to and upon the terms and conditions set forth therein, 23,924,000 common shares in a registered public offering at a price to Assured Guaranty of $20.90 per share. Assured Guaranty expects the issuance and delivery of the common shares to occur on December 4, 2009. Assured Guaranty also granted the underwriter a 30-day option to purchase up to an additional 3,588,600 common shares at the same offer price, which the underwriter exercised in full on December 3, 2009.

The Underwriting Agreement contains customary representations, warranties and agreements of Assured Guaranty, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the copy of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The common shares subject to the Underwriting Agreement have been registered under the Securities Act of 1933, as amended, on a Registration Statement on Form S-3 (File No. 333-152892).  Assured Guaranty is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the Securities and Exchange Commission of a prospectus supplement, dated November 30, 2009, and prospectus, dated June 16, 2009, relating to the offering.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 30, 2009, between Assured Guaranty Ltd. and UBS Securities LLC
5.1	Opinion of Conyers Dill & Pearman
8.1	Opinion of Conyers Dill & Pearman as to certain tax matters
8.2	Opinion of Mayer Brown LLP as to certain tax matters
23.1	Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.1)
23.2	Consent of Mayer Brown LLP (included in Exhibit 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
James M. Michener
General Counsel and Secretary

DATE: December 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 30, 2009, between Assured Guaranty Ltd. and UBS Securities LLC
5.1	Opinion of Conyers Dill & Pearman
8.1	Opinion of Conyers Dill & Pearman as to certain tax matters
8.2	Opinion of Mayer Brown LLP as to certain tax matters
23.1	Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.1)
23.2	Consent of Mayer Brown LLP (included in Exhibit 8.2)